                                                        Exhibit 10(a)(CEC)

                          CENTERIOR ENERGY CORPORATION


Each of the following current Directors and Officers of Centerior Energy Corporation ("Company") has entered into the attached Indemnity Agreement with the Company, which Agreement is currently in effect.

     Richard P. Anderson                     Director
     Albert C. Bersticker                    Director
     Leigh Carter                            Director
     Thomas A. Commes                        Director
     Wayne R. Embry                          Director
     Robert J. Farling                       Director, Chairman of the Board
                                               and President
     George H. Kaull                         Director
     Richard A. Miller                       Director
     Frank E. Mosier                         Director
     Sister Mary Marthe Reinhard             Director
     Robert C. Savage                        Director
     William J. Williams                     Director
     Murray R. Edelman                       Executive Vice President
     Fred J. Lange, Jr.                      Senior Vice President
     Gary R. Leidich                         Vice President



                                                                  March 29, 1994
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                          CENTERIOR ENERGY CORPORATION

                              DIRECTOR OR OFFICER

                              INDEMNITY AGREEMENT


This Agreement made as of the date stated at the end hereof, between Centerior Energy Corporation, an Ohio corporation (the "Company") and the Indemnitee whose name appears above his signature at the end hereof, a director or officer of the Company (the "Indemnitee");

Whereas, the Company and Indemnitee are each aware of the exposure to litiga-tion of directors and officers of the Company as such persons exercise their duties to the Company;

Whereas, the Company and Indemnitee also are aware of conditions in the insurance industry that have affected and may continue to affect the Company's ability to obtain appropriate directors' and officers' liability insurance on an economically acceptable basis;

Whereas, the Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as Indemnitee;

Whereas, Indemnitee desires to serve or to continue to serve the Company as a director or officer or as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise in which the Company has a direct or indirect ownership interest for so long as the Company continues to provide on an acceptable basis adequate and reliable indemnification against certain liabilities and expenses which may be incurred by Indemnitee.

Now, Therefore, in consideration of the foregoing premises and the mutual convenants herein contained, the parties hereto agree as follows:

1.  Indemnification

Subject to the terms of this Agreement, the Company shall indemnify Indemnitee with respect to his activities as a director or officer of the Company and/or as a person who is serving or has served on behalf of the Company as a director, officer, employee, agent or trustee of another corporation, partner-ship, joint venture, trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest (an "affiliated entity") against expenses and liabilities (including, but not limited to, attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him ("Expenses") in connection with any claim against Indemnitee which is the subject of any threatened, asserted, pending or com-pleted action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal (a "Proceeding"), to which Indemnitee was, is or is threatened to be made a party by reason of facts which include Indemnitee's being or having been such a director,

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officer, employee, agent or representative, to the extent of the highest and most advantageous to Indemnitee, as determined by Indemnitee, of one or any combination of the following:

    (a) The benefits provided by the Company's Regulations in effect on the date hereof (or as adopted by the share owners of the Company at the 1987 annual meeting of share owners);

    (b) The benefits provided by the Articles of Incorporation, Regulations, By-laws or their equivalent of the Company in effect at the time Expenses are incurred by Indemnitee;

    (c)  The benefits allowable under Ohio law in effect at the date hereof;

    (d) The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by Indemnitee;

    (e) The benefits available under directors' and officers' liability insurance obtained by the Company and in effect for directors or officers of the Company at the time a claim for Expenses is made against Indemnitee or the Company;

    (f) The benefits which would be available to Indemnitee if the Directors' and Officers' Liability Insurance and Reimbursement for Directors and Officers Liability Policy issued to The Cleveland Electric Illuminating Company by Harbor Insurance Company and other insurers which expired on April 29, 1985 and which was designated as policy number HI 165461 were in effect for directors and officers of the Company at the time a claim for Expenses is made against Indemnitee or the Company; and

    (g) Such other benefits as are or may be otherwise available to Indemnitee.

Any combination of two or more of the benefits provided by (a) through (g) shall be available to the extent that the Applicable Document, as hereafter defined, does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items (a) through (g) above for an item of Expense is called the "Applicable Document" in this Agreement with respect to that item of Expense. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain the benefits to which Indemnitee is entitled under this Section 2.

For purposes of this Agreement, references to "other enterprise" shall include any employee benefit plan for employees of the Company or of any affiliated entity without regard to ownership of such plan; references to "fines" shall include any excise taxes assessed against Indemnitee with respect to any employee benefit plan; references to "is serving or has served on behalf of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to any employee benefit plan, its participants or beneficiaries; references to "Proceeding" shall include any threatened, asserted, pending or completed Proceeding; references to the masculine shall

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include the feminine; references to the singular shall include the plural and vice versa; and if Indemnitee acted in good faith and in a manner he reason-ably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, he shall be deemed to have acted in a manner con-sistent with the standards required for indemnification by the Company under the Applicable Documents.

2.  Insurance

The Company shall maintain directors' and officers' liability insurance covering Indemnitee for so long as Indemnitee's services are covered here-under, provided and only to the extent that such insurance is available in amounts and on terms and conditions determined by the Company to be acceptable. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments made to Indemnitee for an Expense under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments for such Expense hereunder by the amount of the payments made under any such insurance policy.

3.  Payment of Expenses

At Indemnitee's request, the Company shall pay the Expenses as and when incurred by Indemnitee, after receipt of written notice pursuant to Section 6 hereof and an undertaking, in the form attached hereto, by or on behalf of Indemnitee (i) to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that Indemnitee is required to repay such amounts and (ii) to reasonably cooperate with the Company concerning such Proceeding. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any Proceeding shall be paid by the Company within 30 days of its receipt of such request, together with reasonable documentation (consistent, in the case of attorney's fees, with Company practice in payment of legal fees for outside counsel generally) evidencing the amount and nature of such Expenses, subject to its also having received such a notice and undertaking.

4.  Trust Fund

The Company shall irrevocably deposit into a trust fund (the "Trust") assets having an aggregate value of $600,000 as collateral security for the initial funding of its obligations hereunder and under similar agreements with other directors or officers. The Company shall promptly provide Indemnitee with a true and complete copy of the agreement relating to the establishment and operation of the Trust, together with such additional documentation or information with respect to the Trust as Indemnitee may from time to time reasonably request. The Company shall promptly deliver an executed copy of this Agreement to the trustee of the Trust to evidence to the trustee that Indemnitee is a beneficiary of the Trust and shall deliver to Indemnitee the trustee's signed receipt evidencing that delivery. The Company shall have the right, but no obligation, to replenish the Trust for amounts distributed from time to time to the beneficiaries thereof.

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5.  Additional Rights

The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director, employee, agent or trustee as described in Section 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his service in such position.

6.  Notice to Company

Indemnitee shall provide to the Company prompt written notice of any Proceeding threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided that failure to provide such notice shall not in any way limit Indemnitee's rights under this Agreement.

7.  Cooperation in Defense and Settlement

Indemnitee shall not make any admission or effect any settlement of any Proceeding without the Company's written consent unless Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement. The Company shall not settle any Proceeding to which Indemnitee is a party in any manner which would impose any Expense on Indemnitee without his written consent. Neither Indemnitee nor the Company shall unreasonably withhold consent to any proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers, in attempts to defend and/or settle any Proceeding.

8.  Assumption of Defense

Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election so to assume such defense, the Company shall not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

    (a) The employment of counsel by Indemnitee has been authorized by the Company;

    (b) Counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;

    (c) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company in the conduct of the defense of such Proceeding; or

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    (d)  The Company shall not have employed counsel promptly to assume the defense of such Proceeding;

In each of which cases the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made either of the conclusions provided for in clauses (b) or (c) above.

9.  Enforcement

In the event any dispute or controversy shall arise under this Agreement between Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to any amount of Expenses incurred, then Indemnitee may seek to enforce the Agreement with respect to such dispute or controversy through legal action or, at Indemnitee's sole option and written request, through arbitration. If arbitration is requested, such dispute or controversy shall be submitted by the parties to binding arbitration in the City of Cleveland, State of Ohio, before a single arbitrator agreeable to both parties. If the parties cannot agree on a designated arbitrator within 15 days after arbitration is requested in writing by Indemnitee, the arbitration shall proceed in the City of Cleveland, State of Ohio, before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association and the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has, or is associated with a firm having associated with it an attorney which has been retained by or performed services for the Company or Indemnitee at any time during the five years preceding the commencement of the arbitration. The award shall be rendered in such form that judgment may be entered thereon in any court having jurisdic-tion thereof. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with such legal action or arbitration; provided that Indemnitee shall not be obligated to reimburse the Company unless the court or arbitrator which resolves the dispute determines that Indemnitee acted in bad faith in bringing such action or arbitration.

10.  Exclusions

Notwithstanding the scope of indemnification which may be available to Indemnitee from time to time under any Applicable Document, no indemnifica-tion, reimbursement or payment shall be required of the Company hereunder with respect to:

    (a) Any claim or any part thereof as to which Indemnitee shall have been determined by a court of competent jurisdiction from which no appeal is or can be taken, by clear and convincing evidence, to have acted or failed to act with deliberate intent to cause injury to the Company or with reckless disregard for the best interest of the Company.

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
    (b) Any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 pursuant to which Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment;

    (c) Any obligation of Indemnitee based upon or attributable to the Indemnitee gaining any personal gain, profit or advantage to which he was not entitled; or

    (d) Any Proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee (i) to enforce his rights under this Agreement or (ii) in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such Proceeding.

Nothing in this Section 10 shall eliminate or diminish the Company's obligations to advance that portion of Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any Proceeding pursuant to Section 3 of this Agreement.

11.  Extraordinary Transactions

The Company agrees that, in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

    (a) Have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

    (b) Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement in a manner acceptable to Indemnitee.

12.  No Personal Liability

Indemnitee agrees that no director, officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company, any insurance referred to in Section 2 hereof and the assets of the Trust for satisfaction of any claims hereunder.

13.  Severability

If any provision, phrase or other portion of this Agreement shall be deter-mined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination shall become final, then such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as so modified shall be enforced to give effect to the intention of the parties insofar as that is possible.

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14.  Subrogation

In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

15.  Governing Law

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

16.  Notices

All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by certified mail, return receipt requested, with postage prepaid:

    (a)  If to the Company, to:

                   CENTERIOR ENERGY CORPORATION
                   6200 Oak Tree Boulevard
                   Post Office Box 94661
                   Independence, Ohio  44101-4661; and

    (b) If to Indemnitee, at the address stated below the name of Indemnitee at the end of this Agreement.

or to such other or further address as shall be designated from time to time by the Company or Indemnitee to the other.

17.  Termination

This Agreement may be terminated by either party upon not less than 60 days prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of Company hereunder (or Indemnitee's right under the Trust) with respect to Indemnitee's activities prior to the effective date of termination; provided, that if this Agreement has been entered into by the Company before it shall have been authorized by the share owners of the Company at its 1987 annual meeting, it shall terminate automatically and be void ab initio if the share owners of the Company shall not have ratified this Agreement at such annual meeting.

18.  Amendments and Binding Effect

This Agreement and the rights and duties of Indemnitee and the Company hereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto. This Agreement is and shall be binding upon and shall inure to the benefit of the parties thereto and their respective heirs, executors, administrators, successors and assigns.

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In Witness Whereof, the undersigned have executed this Agreement in triplicate on the _____________ day of ___________________, ____, effective as of the
_____________ day of ___________________, ____.


INDEMNITEE:                            CENTERIOR ENERGY CORPORATION


____________________________________


Title:  ____________________________   By:  _________________________________


Signed:  ___________________________   Title:  ______________________________


Address:  __________________________   Signed:  _____________________________


____________________________________


____________________________________


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                          CENTERIOR ENERGY CORPORATION
                              DIRECTOR OR OFFICER
                              INDEMNITY AGREEMENT

                  UNDERTAKING TO REIMBURSE PAYMENT OF EXPENSES


This Undertaking has been entered into by the Indemnitee whose name appears above his signature below (hereinafter "Indemnitee") pursuant to an Indemnity Agreement dated the date set forth below (the "Indemnity Agreement") between Centerior Energy Corporation (hereinafter "Company"), an Ohio corporation and Indemnitee.

                                  WITNESSETH:

Whereas, pursuant to the Indemnity Agreement, Company agreed to pay Expenses (within the meaning of the Indemnity Agreement) as and when incurred by Indemnitee in connection with any claim against Indemnitee which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which Indemnitee was, is or is threatened to be made a party by reason of facts which include Indemnitee's being or having been a director or officer of the Company and/or as a person who is serving or has served on behalf of the Company as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest; and

Whereas, such a claim has arisen against Indemnitee (hereinafter the "Proceeding"), Indemnitee has notified Company of the Proceeding in accordance with the terms of Section 6 of the Indemnity Agreement and a copy of the Proceeding and notice are attached hereto as Exhibits A and B, respectively.

Now, Therefore, Indemnitee hereby agrees that in consideration of Company's advance payment of Indemnitee's Expenses incurred prior to a final disposition of the Proceeding, Indemnitee hereby undertakes to reimburse Company for any and all Expenses paid by Company on behalf of Indemnitee prior to a final disposition of the Proceeding in the event that Indemnitee is determined under the Applicable Document (within the meaning of the Indemnity Agreement) to be required to repay such amounts to the Company pursuant to the Indemnity Agreement and applicable law, provided that if Indemnitee is entitled under the Applicable Document to indemnification for some or a portion of such Expenses, Indemnitee's obligation to reimburse Company shall apply only to those Expenses which Indemnitee is so determined to be required to repay.
Such reimbursement or arrangements for reimbursement by Indemnitee shall be consummated within 90 days after a determination that Indemnitee is so required to repay such amounts to the Company pursuant to the Indemnity Agreement and applicable law.

The Indemnitee agrees to reasonably cooperate with the Company concerning such Proceeding.

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In Witness Whereof, the undersigned has set his hand this _____________ day of
______________________, 19__.


Date of Indemnity Agreement:           INDEMNITEE:


________________________________       ______________________________________


                                          Signed:  _____________________________



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